Exhibit A-2(a)











                              GPU GENERATION CORPORATION











                                       By-Laws



                            (As Amended February 12, 1996)







                              GPU GENERATION CORPORATION
                                       BY-LAWS


          Offices

             1.The principal office of the Corporation shall be in Johnstown, Pennsylvania. The Corporation may also have offices at such other places as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                         Seal

             2.The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Pennsylvania". If authorized by the Board of Directors, the corporate seal may be affixed to any certificates of stock, bonds, debentures, notes or other engraved, lithographed or printed instruments, by engraving, lithographing  or  printing  thereon  such seal  or  a  facsimile thereof, and such seal or facsimile thereof so engraved, lithographed or printed thereon shall have the same force and effect, for all purposes, as if such corporate seal had been affixed thereto by indentation.

                                Shareholders' Meetings

             3.All meetings of shareholders shall be held at the principal office of the Corporation or at such other place as shall be stated in the notice of the meeting. Such meetings shall be presided over by the chief executive officer of the Corporation or, in his absence, by such other officer as shall have been designated for the purpose by the Board of Directors, except when by statute the election of a presiding officer is required.

             4.Annual meetings of shareholders shall be held during the month of May in each year on such day and at such time as shall be determined by the Board of Directors and specified in the notice of the meeting. At the annual meeting the shareholders entitled to vote shall elect by ballot a Board of Directors and transact such other business as may properly be brought before the meeting. Prior to any meeting of shareholders at which an election of directors is to be held, the Board of Directors shall appoint one judge of election to serve at such meeting. If there be a failure to appoint a judge or if such judge be absent or refuse to act or if his office becomes vacant, the shareholders present at the meeting, by a per capita vote, shall choose temporary judges of the number required. No director or officer of the Corporation shall be eligible to appointment or election as a judge nor shall a person who is a candidate for an office to be filled at the meeting act as a judge.








             5.Except as otherwise provided by law, or by the Articles of Incorporation, as amended from time to time, the holders of a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or by proxy, shall be requisite for, and shall constitute a quorum at, any meeting of the shareholders. If, however, the holders of a majority of such shares of stock shall not be present or represented by proxy at any such meeting, the shareholders entitled to vote thereat, present in person or by proxy, shall have power, by vote of the holders of a majority of the shares of capital stock present or represented at the meeting, to adjourn the meeting from time to time without notice other than announcement at the meeting, until the holders of the amount of stock requisite to constitute a quorum, as aforesaid, shall be present in person or by proxy. At any adjourned meeting at which such quorum shall be present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

             6.At each meeting of the shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument executed in writing by such shareholder, or by his duly appointed attorney; but no proxy shall be valid after the expiration of eleven months from the date of its execution unless the shareholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some specified period not in excess of three (3) years. Each holder of record of stock having voting power shall be entitled to one vote for each share of stock standing in the name of such holder on the stock transfer books of the Corporation, provided that at all elections of directors of the Corporation each such holder shall be entitled to as many votes as shall equal the number of shares of stock such holder is entitled to vote, multiplied by the number of directors to be elected, and may cast all such votes for a single director or may distribute them among the number of directors to be voted for, or any two or more of them, as such holder may see fit. The vote for directors, and upon the demand of any shareholder or duly authorized proxy, the vote upon any question before the meeting, shall be by ballot. For all elections of directors, the candidates receiving the highest number of votes from each class or group of classes, if any, entitled to elect directors separately up to the number of directors to be elected by the class or group of classes shall be elected. All other matters shall be determined by a vote of the holders of a majority of the shares of the capital stock present or represented at a meeting and voting on such questions. Shares of capital stock of the Corporation, belonging to the Corporation or to a corporation controlled by the Corporation through stock ownership or through majority representation on the Board of Directors, shall not be voted.

             7.A complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the residence of each, and the number of shares held by each, shall






          be prepared by the Secretary and filed in the principal office of the Corporation at least fifteen days before the meeting, and shall be open to the examination of any shareholder at all times prior to such meeting, during the usual hours for business, and shall be available at the time and place of such meeting and open to the examination of any shareholder.

             8.Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by the Chairman of the Board of Directors or by the President or by a majority of the Executive Committee, and shall be called by the President or Secretary at the request in writing of holders of record of twenty percent of the shares of capital stock of the Corporation issued and outstanding and entitled to vote. Business transacted at all special meetings of the shareholders shall be confined to the purposes stated in the call.


             9. (a)Notice of every meeting of shareholders, setting forth the time and the place and briefly the purpose or purposes thereof, shall be given, not less than ten nor more than fifty days prior to such meeting, to each shareholder of record (at the shareholder's address appearing on the stock books of the Corporation, unless the shareholder shall have filed with the Secretary of the Corporation a written request that notices intended for such shareholder be mailed to some other address, in which case it shall be mailed to the address designated in such request) as of a date fixed by the Board of Directors pursuant to
          Section 41 of the By-Laws. Except as otherwise provided by law, by the Articles of Incorporation, as amended, or by the By-Laws, items of business, in addition to those specified in the notice of meeting, may be transacted at the annual meeting.

                (b)Whenever  by   any  provision  of   law,  the  vote   of
          shareholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of shareholders may be dispensed with, if all the shareholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing prior or subsequent to such corporate action being taken, and all such consents shall be filed with the Secretary of the Corporation. However, this section shall not be construed to alter or modify any provision of law or of the Articles of Incorporation under which the written consent of the holders of less than all outstanding shares is sufficient for corporate action.

                                      Directors

             10. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors, which shall consist of not less than three nor more than twelve directors. Each director shall be at least twenty-one years of age. Directors need not be shareholders of the Corporation. Directors shall be elected at the annual meeting of shareholders,






          or, if any such election shall not be held, at a shareholders' meeting called and held in accordance with the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania. Each director shall serve until the next annual meeting of shareholders and thereafter until such director's successor shall have been elected and shall qualify.

             11. In addition to the powers and authority by the By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation, as amended, or by the By-Laws directed or required to be exercised or done by the shareholders.

             12. Unless otherwise required by law, in the absence of fraud no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any domestic or foreign corporation, partnership, firm or association of any type or kind in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall be void or voidable solely for such reason, or solely because such director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because the votes of such director or directors are counted for such purposes if:


                (a)the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors and the Board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum;

                (b)the material facts as to such relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders; or

                (c)the  contract   or  transaction  is   fair  as  to   the
                Corporation as of the time it is authorized, approved or ratified by the Board of Directors or the shareholders.

             No director or officer shall be liable to account to the Corporation for any profit realized by such director or officer from or through any such contract or transaction of the Corporation by reason of the interest of such director or officer as aforesaid in such contract or transaction if such contract or transaction shall be authorized, approved or ratified as aforesaid.

             No contract or other transaction between the Corporation and any of its affiliates shall in any case be void or voidable or






          otherwise affected because of the fact that directors or officers of the Corporation are directors or officers of such affiliate, nor shall any such director or officer, because of such relation, be deemed interested in such contract or other transaction under any of the provisions of this Section 12, nor shall any such director be liable to account because of such relation. For the purpose of this Section 12, the term "affiliate" shall mean any corporation which is an "affiliate" of the Corporation within the meaning of the Public Utility Holding Company Act of 1935, as said Act shall at the time be in effect.

             Nothing herein shall create liability in any of the events described in this Section 12 or prevent the authorization, ratification or approval, in any other manner provided by law, of any contract or transaction described in this Section 12.

                          Meetings of the Board of Directors

             13. The first meeting of the Board of Directors, for the purpose of organization, the election of officers, and the transaction of any other business which may come before the meeting, shall be held on call of the Chairman within one week after the annual meeting of shareholders. If the Chairman shall fail to call such meeting, it may be called by the President or by any director. Notice of such meeting shall be given in the manner prescribed for special meetings of the Board of Directors.

             14. Regular meetings of the Board of Directors may be held without notice except for the purpose of taking action on matters as to which notice is in the By-Laws required to be given, at such time and place as shall from time to time be designated by the Board, but in any event at intervals of not more than three months. Special meetings of the Board of Directors may be called by the Chairman or by the President or in the absence or disability of the Chairman and the President, by a Vice President, or by any two directors, and may be held at the time and place designated in the call and notice of the meeting.

             15. Except as otherwise provided by the By-Laws, any item or business may be transacted at any meeting of the Board of Directors, whether or not such item of business shall have been specified in the notice of meeting. Where notice of any meeting of the Board of Directors is required to be given by the By-Laws, the Secretary or other officer performing such duties shall give notice either personally or by telephone or telegraph or facsimile transmission at least twenty-four hours before the meeting, or by mail at least three days before the meeting. Meetings may be held at any time and place without notice if all the directors are present or if those not present waive notice in writing either before or after the meeting.

             16. At all meetings of the Board of Directors or a committee thereof a majority of the entire Board or committee shall be requisite for, and shall constitute, a quorum for the transaction of business, and the act of a majority of the






          directors present and voting at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Articles of Incorporation or any amendment thereto or by the By-Laws.

             17. Any action required or permitted to be taken by the Board or any committee of the Board may be taken without a meeting if, prior or subsequent to such action, all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee. Any regular or special meeting may be adjourned to any time or place by a majority of the directors present at the meeting whether or not a quorum shall be present at such meeting, and no notice of the adjourned meeting shall be required other than announcement at the meeting.

                                      Committees

             18. The Board of Directors may, by the vote of a majority of the directors in office, create an Executive Committee, consisting of two or more members, of whom one shall be the chief executive officer of the Corporation. The other members of the Executive Committee shall be designated by the Board of Directors from their number, shall hold office for such period as the Board of Directors shall determine and may be removed at any time by the Board of Directors. When a member of the Executive Committee ceases to be a director, he shall cease to be a member of the Executive Committee. The Executive Committee shall have all the powers specifically granted to it by the By-Laws and, between meetings of the Board of Directors, may also exercise all the powers of the Board of Directors; provided, however, that the Executive Committee shall not have power or authority to (i) submit to the shareholders any action requiring approval of the shareholders under the Pennsylvania Business Corporation Law of 1988, (ii) create or fill vacancies on the Board of Directors,
          (iii) amend or repeal these By-Laws or adopt new By-Laws, (iv) amend or repeal any resolution of the Board that by its terms is amendable or repealable only by the Board, or (v) act on any matter committed by these By-Laws or by resolution of the Board to another committee of the Board.

             19. The Executive Committee shall cause to be kept regular minutes of its proceedings, which may be transcribed in the regular minute book of the Corporation, and all such proceedings shall be reported to the Board of Directors at its next succeeding meeting. The action of the Executive Committee shall be subject to revision or alteration by the Board of Directors, provided that no rights which, in the absence of such revision or alteration, third persons would have had shall be affected by such revision or alteration. A majority of the Executive Committee shall constitute a quorum at any meeting. The Board of Directors may by vote of a majority of the total number of directors provided for in Section 10 of the By-Laws fill any






          vacancies in the Executive Committee. The Executive Committee shall designate one of its number as Chairman of the Executive Committee and may, from time to time, prescribe rules and regulations for the calling and conduct of meetings of the Committee, and other matters relating to its procedure and the exercise of its powers.

             20. From time to time the Board of Directors may appoint any other committee or committees for any purpose or purposes, which committee or committees shall have such powers and such tenure of office as shall be specified in the resolution of appointment. The chief executive officer of the Corporation shall be a member ex officio of all committees of the Board unless otherwise directed by the Board in respect of any committee or committees.

                     Compensation and Reimbursement of Directors
                        and Members of the Executive Committee

             21. Directors, other than salaried officers of the Corporation or its affiliates, shall receive compensation for their services as directors at such rate as shall be fixed from time to time by the Board, and all directors shall be reimbursed for their reasonable expenses, if any, of attendance at each regular or special meeting of the Board of Directors.

             22. Directors, other than salaried officers of the Corporation or its affiliates, who are members of any committee of the Board shall receive compensation for their services as such members at such rate as shall be fixed from time to time by the Board, and shall be reimbursed for their reasonable expenses, if any, in attending meetings of such committee or otherwise performing their duties as members of such committee.

                                       Officers

             23. The officers of the Corporation shall be chosen by vote of a majority of the directors in office and shall be a
          President, one or more Vice Presidents, a Secretary and a Treasurer, and may include a Chairman, a Comptroller, one or more Assistant Secretaries, one or more Assistant Treasurers, and one or more Assistant Comptrollers. If a Chairman shall be chosen, the Board of Directors shall designate either the Chairman or the President as chief executive officer of the Corporation. If a Chairman shall not be chosen, the President shall be the chief executive officer of the Corporation. The Chairman, if there be one, and a President who is designated chief executive officer of the Corporation, shall be chosen from among the directors. A President who is not chief executive officer of the Corporation and none of the other officers need be a director. If a
          Comptroller shall not be chosen, the Board of Directors shall designate another officer as principal accounting officer of the Corporation who in his capacity as such shall have the duties and responsibilities set forth in Section 33 hereof. Any two offices may be occupied and the duties thereof may be performed by one






          person, but no officer shall execute, acknowledge or verify any instrument in the name of the Corporation in more than one capacity.

             24.   The  salaries  and other  compensation  of the  officers
          (other than assistant officers) of the Corporation shall be determined from time to time by the Board of Directors. The salaries and other compensation of the assistant officers of the Corporation shall be determined from time to time by the President.

             25. The Board of Directors may appoint such officers and such representatives or agents as shall be deemed necessary, who shall hold office for such terms, exercise such powers, perform such duties, and receive such salaries or other compensation, as shall be determined from time to time by action of the Board of Directors.

             26. The salary or other compensation of all other employees shall be fixed by the chief executive officer of the Corporation or by such other officer as shall be designated for that purpose by the Board of Directors.

             27. The officers of the Corporation shall hold office until the first meeting of the Board of Directors after the next succeeding annual meeting of shareholders and until their respective successors are chosen and qualify. Any officer elected pursuant to Section 23 of the By-Laws may be removed at any time, with or without cause, by the vote of a majority of directors then in office. Any other officer and any representative, employee or agent of the Corporation may be removed at any time, with or without cause, by action of the Board of Directors, or, in the absence of action by the Board of Directors, by the Executive Committee, or the chief executive officer of the Corporation, or such other officer as shall have been designated for that purpose by the chief executive officer of the Corporation.

                                    The Chairman

             28. (a)If a Chairman shall be chosen by the Board of Directors, such Chairman shall preside at all meetings of the Board at which such Chairman shall be present.

                (b)If a Chairman shall be chosen by the Board of Directors and is designated by the Board as chief executive officer of the Corporation, such Chairman

                   (i)shall have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

                   (ii)may  sign   in  the  name   and  on  behalf  of  the
                   Corporation  any and all contracts,  agreements or other






                   instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

                   (iii)may, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by such Chairman and act and vote on behalf of the Corporation at all meetings of the shareholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

                   (iv)shall, whenever it may in the opinion of such Chairman be necessary or appropriate, prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

                   (v)shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                (c) If a Chairman shall be chosen by the Board of Directors and is not designated by the Board as chief executive officer of the Corporation, such Chairman

                   (i)may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation; and

                   (ii)shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                                    The President

             29. (a)If a Chairman shall not be chosen by the Board of Directors, the President shall preside at all meetings of the Board at which such President shall be present.









                (b) If the President shall be designated by the Board of Directors as chief executive officer of the Corporation, the President

                   (i)shall have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

                   (ii)may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

                   (iii)may, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by such President and act and vote on behalf of the Corporation at all meetings of the shareholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

                   (iv)shall, whenever it may in the opinion of such President be necessary or appropriate, prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

                   (v)shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                (c) If the Chairman shall be designated by the Board of Directors as chief executive officer of the Corporation, the President,

                   (i)shall  be   the  chief   operating  officer   of  the
                   Corporation;

                   (ii)shall have supervision, direction and control of the conduct of the business of the Corporation, in the absence or disability of the Chairman, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

                   (iii)may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the






                   Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

                   (iv)at the request or in the absence or disability of the Chairman, may, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by such President and act and vote on behalf of the Corporation at all meetings of the shareholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

                   (v)at the request or in the absence or disability of the Chairman, whenever in the opinion of such President it may be necessary or appropriate, shall prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and


                   (vi)shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                                    Vice President

             30. (a)The Vice President shall, in the absence or disability of the President, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 29(c)(ii) of the By-Laws, have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one.

                (b) The Vice President may sign in the name of and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the
          Corporation   any  and   all   contracts,  agreements   or  other
          instruments of any nature pertaining to the business of the Corporation except in cases where the signing thereof shall be expressly delegated by the Board of Directors or the Executive Committee to some other officer or agent of the Corporation.

                (c) The Vice President may, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 29
          (c) (ii) of the By-Laws, at the request or in the absence or disability of the President or in case of the failure of the President to appoint a substitute or proxy as provided in






          Subsections 29 (b) (iii) and 29 (c) (iv) of the By-Laws, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by such Vice President and act and vote on behalf of the Corporation at all meetings of the shareholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock.

                (d) The Vice President shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                (e) If there be more than one Vice President, the Board of Directors may designate one or more of such Vice Presidents as
          an Executive Vice President.   The Board of Directors  may assign
          to such Vice Presidents their respective duties and may, if the President has been designated chief executive officer of the
          Corporation  or  if  the  President  is  acting pursuant  to  the
          provisions of Subsection 29  (c) (ii) of the   By-Laws, designate
          the order in which the respective Vice Presidents shall have supervision, direction and control of the business of the Corporation in the absence or disability of the President.

                                    The Secretary

             31. (a)The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all votes and the minutes of all proceedings in books to be kept for that purpose; and shall perform like duties for the Executive Committee and any other committees created by the Board of Directors.
                (b) The Secretary shall give, or cause to be given, notice of all meetings of the shareholders, the Board of Directors, or the Executive Committee of which notice is required to be given by law or by the By-Laws.

                (c) The Secretary shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                (d) Any records kept by the Secretary shall be the property of the Corporation and shall be restored to the Corporation in case of the Secretary's death, resignation, retirement or removal from office.

                (e) The Secretary shall be the custodian of the seal of the Corporation and, pursuant to Section 45 of the By-Laws and in other instances where the execution of documents on behalf of the Corporation is authorized by the By-Laws or by the Board of Directors, may affix the seal to all instruments requiring it and attest the ensealing and the execution of such instruments.

                (f)    The  Secretary  shall  have   control  of  the  stock
          ledger, stock certificate book and all books containing minutes of any meeting of the shareholders, Board of Directors, or






          Executive Committee or other committee created by the Board of Directors, and of all formal records and documents relating to the corporate affairs of the Corporation.

                (g) Any Assistant Secretary or Assistant Secretaries shall assist the Secretary in the performance of the Secretary's duties, shall exercise the powers and duties of the Secretary at the request or in the absence or disability of the Secretary, and shall exercise such other powers and duties as may be prescribed by the Board of Directors.

                                    The Treasurer

             32. (a)The Treasurer shall be responsible for the safekeeping of the corporate funds and securities of the Corporation, and shall maintain and keep custody of full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other funds of the Corporation in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors.

                (b)    The  Treasurer  shall   disburse  the  funds  of  the
          Corporation in such manner as may be ordered by the Board of Directors, taking proper vouchers for such disbursements.

                (c) Pursuant to Section 45 of the By-Laws, the Treasurer may, when authorized by the Board of Directors, affix the seal to
          all  instruments requiring it and   attest the  ensealing and the
          execution of such  instruments.

                (d) The Treasurer shall exhibit at all reasonable times such accounts and records to any director of the Corporation upon
          application  during   business  hours   at  the  office   of  the
          Corporation where such accounts and records are kept.

                (e)    The  Treasurer  shall   render  an  account   of  all
          transactions as Treasurer at all regular meetings of the Board of Directors, or whenever the Board may require it, and at such other times as may be requested by the Board or by any director of the Corporation.

                (f) If required by the Board of Directors, the Treasurer shall give the Corporation a bond, the premium on which shall be paid by the Corporation, in such form and amount and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of the Treasurer's office, and for the restoration to the Corporation in case of the death, resignation, retirement or removal from office of the Treasurer, of all books, papers, vouchers, money and other property of whatever kind belonging to the Corporation in the possession or under the control of the Treasurer .

                (g) The Treasurer shall perform all duties generally incident to the office of Treasurer, and shall have other powers






          and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

                (h)    Any   Assistant  Treasurer  or  Assistant  Treasurers
          shall assist the Treasurer in the performance of the Treasurer's duties, shall exercise the powers and duties of the Treasurer at the request or in the absence or disability of the Treasurer, and shall exercise such other powers and duties as may be prescribed by the Board of Directors. If required by the Board of Directors, any Assistant Treasurer shall give the Corporation a bond, the premium on which shall be paid by the Corporation, similar to that which may be required to be given by the Treasurer.

                                     Comptroller

             33. (a)The Comptroller of the Corporation shall be the principal accounting officer of the Corporation and shall be accountable and report directly to the Board of Directors. If required by the Board of Directors, the Comptroller shall give the Corporation a bond, the premium on which shall be paid by the Corporation, in such form and amount and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of the Comptroller's office.

                (b)    The  Comptroller shall keep or cause to  be kept full
          and  complete  books   of  account  of  all   operations  of  the
          Corporation and of its assets and liabilities.

                (c) The Comptroller shall have custody of all accounting records of the Corporation other than the record of receipts and disbursements and those relating to the deposit or custody of money or securities of the Corporation, which shall be in the custody of the Treasurer.

                (d) The Comptroller shall exhibit at all reasonable times such books of account and records to any director of the Corporation upon application during business hours at the office of the Corporation where such books of account and records are kept.

                (e)    The   Comptroller  shall   render  reports   of   the
          operations and business and of the condition of the finances of the Corporation at regular meetings of the Board of Directors,
          and at such other times as   may be requested by the Board or  by
          any director of the Corporation, and shall render a full financial report at the annual meeting of the shareholders, if called upon to do so.

                (f) The Comptroller shall receive and keep custody of an original copy of each written contract made by or on behalf of the Corporation.

                (g)    The Comptroller  shall receive periodic reports  from
          the   Treasurer  of   the   Corporation  of   all  receipts   and







          disbursements, and shall see that correct vouchers are taken for all disbursements for any purpose.

                (h) The Comptroller shall perform all duties generally incident to the office of Comptroller, and shall have such other powers and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

                (i)    Any  Assistant Comptroller  or Assistant Comptrollers
          shall  assist   the  Comptroller   in  the  performance   of  the
          Comptroller's duties, shall exercise the powers and duties of the Comptroller at the request or in the absence or disability of the Comptroller, and shall exercise such other powers and duties as may be prescribed by the Board of Directors. If required by the Board of Directors, any Assistant Comptroller shall give the Corporation a bond, the premium on which shall be paid by the Corporation, similar to that which may be required to be given by the Comptroller.











































                                      Vacancies

             34. If the office of any director becomes vacant for any reason, including vacancies resulting from an increase in the number of directors, the directors then in office, although less than a quorum, by a majority vote, may fill such vacancy and each person so selected shall hold office for the unexpired term in respect of which such vacancy occurred. If the office of any officer of the Corporation shall become vacant for any reason, the Board of Directors, at a meeting, the notice of which shall have specified the filling of such vacancy as one of its purposes, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.
          Pending action by the Board of Directors at such meeting, the Board of Directors or the Executive Committee may choose a successor temporarily to serve as an officer of the Corporation.

                                     Resignations

             35. An officer or any director of the Corporation may resign at any time, such resignation to be made in writing and transmitted to the Secretary. Such resignation shall take effect from the time of its receipt by the Corporation, unless some time be fixed in the resignation, and then from that time.
          Nothing herein shall be deemed to relieve any officer from liability for breach of any contract of employment resulting from any such resignation.

                         Duties of Officers May be Delegated

             36. In case of the absence or disability of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board, by vote of a majority of directors then in office, may, notwithstanding any other provisions of the By-Laws, delegate or assign, for the time being, the powers or duties, or any of them, of such officer to any other officer or to any director.

                 Indemnification of Directors, Officers and Employees

             37. (a)A director shall not be personally liable for monetary damages as such for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office under the Pennsylvania Business Corporation Law of 1988, as amended, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of this subsection (a) shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to local, state or Federal law.

                (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether






          formal or informal, and whether brought by or in the right of the Corporation, its shareholders or otherwise, by reason of the fact that such person was a director, officer or employee of the Corporation (and may indemnify any person who was an agent of the Corporation), or a person serving at the request of the Corporation as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent permitted by law, including without limitation indemnification against expenses (including attorneys' fees and disbursements), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding unless the act or failure to act giving rise to the claim for indemnification is finally determined by a court to have constituted willful misconduct or recklessness. If any such person is not entitled to indemnification in respect of a portion of any liabilities to which such person may be subject, the Corporation shall nonetheless indemnify such person to the maximum extent for the remaining portion of the liabilities.

                (c)    The  Corporation shall  pay  the  expenses (including
          attorneys'  fees  and   disbursements)  actually  and  reasonably
          incurred in defending a civil or criminal action, suit or proceeding on behalf of any person entitled to indemnification under subsection (b) in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, and may pay such expenses in advance on behalf of
          any agent on  receipt of  a similar undertaking.   The  financial
          ability of such person to make such repayment shall not be a prerequisite to the making of an advance.

                (d) For purposes of this Section: (i) the Corporation shall be deemed to have requested an officer, director, employee or agent to serve as fiduciary with respect to an employee benefit plan where the performance by such person of duties to the Corporation also imposes duties on, or otherwise involves services by, such person as a fiduciary with respect to the plan;
          (ii) excise taxes assessed with respect to any transaction with an employee benefit plan shall be deemed "fines"; and (iii) action taken or omitted by such person with respect to an employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

                (e)    To   further   effect,   satisfy    or   secure   the
          indemnification obligations provided herein or otherwise, the Corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the Corporation, or use any other mechanism or






          arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate.

                (f) All rights of indemnification under this Section shall be deemed a contract between the Corporation and the person entitled to indemnification under this Section pursuant to which the Corporation and each such person intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not limit, but may expand, any rights or obligations in respect of any proceeding whether commenced prior to or after such change to the extent such proceeding pertains to actions or failures to act occurring prior to such change.

                (g) The indemnification, as authorized by this Section, shall not be deemed exclusive of any other rights to which those
          seeking  indemnification  or  advancement   of  expenses  may  be
          entitled under any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in an official capacity and as to actions in any other capacity while
          holding  such office.    The indemnification  and advancement  of
          expenses provided by, or granted pursuant to, this Section shall continue as to a person who has ceased to be an officer, director, employee or agent in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors and administrators of such person.

                             Stock of Other Corporations

             38. The Board of Directors may authorize any director, officer or other person on behalf of the Corporation to attend, act and vote at meetings of the shareholders of any corporation in which the Corporation shall hold stock, and to exercise thereat any and all of the rights and powers incident to the ownership of such stock and to execute waivers of notice of such meetings and calls therefor.

                                Certificates of Stock

             39. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and may include the holder's address. No fractional shares of stock shall be issued. Certificates of stock shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or a facsimile thereof. Where any certificate of stock is countersigned by a transfer agent or registrar who is not an officer or employee of the Corporation, the signatures of any such President, Vice President, Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer upon such certificate may be facsimiles, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such before such certificate






          of stock is issued, it may be issued by the Corporation with the same effect as if such officer had not ceased to be such at the date of its issue.

                                  Transfer of Stock

             40. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.

                                Fixing of Record Date

             41. The Board of Directors is hereby authorized to fix a time, not exceeding fifty (50) days preceding the date of any meeting of shareholders or the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of capital stock, as a record time for the determination of the shareholders entitled to notice of and to vote at such meeting or entitled to receive any such dividend, distribution, rights or interests, as the case may be; and all persons who are holders of record of capital stock at the time so fixed, and no others, shall be entitled to notice of and to vote at such meeting, and only shareholders of record at such time shall be entitled to receive any such notice, dividend, distribution, rights or interests.

                               Registered Shareholders

             42. The Corporation shall be entitled to treat the holder of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by statutes of the Commonwealth of Pennsylvania.

                                  Lost Certificates

             43. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed; provided, however, that the Board of Directors may require, as a condition to the issuance of a new certificate, the payment of the reasonable expenses of such issuance or the furnishing of a bond of indemnity in such form and amount and with such surety or sureties, or without surety, as the Board of Directors shall determine, or both the payment of such expenses and the furnishing of such bond, and may also require the advertisement of such loss in such manner as the Board of Directors may prescribe.

                                 Inspection of Books






             44. The Board of Directors may determine whether and to what extent, and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (other than the books required by statute to be open to the inspection of shareholders), or any of them, shall be open to the inspection of shareholders, and no shareholder shall have any right to inspect any account or book or document of the Corporation, except as such right may be conferred by statutes of the Commonwealth of Pennsylvania or by the By-Laws or by resolution of the Board of Directors or of the shareholders.

                      Checks, Notes, Bonds and Other Instruments

             45. (a)All checks or demands for money and notes of the Corporation shall be signed by such person or persons (who may but need not be an officer or officers of the Corporation) as the Board of Directors may from time to time designate, either directly or through such officers of the Corporation as shall, by resolution of the Board of Directors, be authorized to designate such person or persons. If authorized by the Board of Directors, the signatures of such persons, or any of them, upon any checks for the payment of money may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if such persons had actually signed the same.

                (b)    All bonds, mortgages and  other instruments requiring
          a seal, when required in connection with matters which arise in the ordinary course of business or when authorized by the Board of Directors, shall be executed on behalf of the Corporation by
          the   President  or  a  Vice  President,  and  the  seal  of  the
          Corporation shall be thereupon affixed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, who shall, when required, attest the ensealing and execution of
          said  instrument.   If authorized  by the  Board of  Directors, a
          facsimile of the seal may be employed and such facsimile of the seal may be engraved, lithographed or printed and shall have the same force and effect as an impressed seal. If authorized by the Board of Directors, the signatures of the President or a Vice President or the Secretary or an Assistant Secretary or the
          Treasurer  or   an   Assistant  Treasurer   upon  any   engraved,
          lithographed  or  printed  bonds,   debentures,  notes  or  other
          instruments may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual
          signatures,   and  such   facsimile   signatures   so   engraved,
          lithographed or printed thereon shall have the same force and effect as if such officers had actually signed the same. In case any officer who has signed, or whose facsimile signature appears on, any such bonds, debentures, notes or other instruments shall cease to be such officer before such bonds, debentures, notes or other instruments shall have been delivered by the Corporation,
          such  bonds,   debentures,  notes   or   other  instruments   may
          nevertheless be adopted by the Corporation and be issued and delivered as though the person who signed the same, or whose

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          facsimile signature appears  thereon, had not  ceased to be  such officer of the Corporation.






















































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                               Receipts for Securities

             46. All receipts for stocks, bonds or other securities by the Corporation shall be signed by the Treasurer or an Assistant Treasurer, or by such other person or persons as the Board of Directors or Executive Committee shall designate.

                                     Fiscal Year

             47. The fiscal year shall begin the first day of January in each year.

                                      Dividends

             48. (a)Dividends in the form of cash or securities, upon the capital stock of the Corporation, to the extent permitted by law, may be declared by the Board of Directors at any regular or special meeting.

                (b) The Board of Directors shall have power to fix and determine, and from time to time vary, the amount to be reserved as working capital; to determine whether any, and if any, what part of any, surplus of the Corporation shall be declared as dividends; to determine the date or dates for the declaration and payment or distribution of dividends; and, before payment of any dividend or the making of any distribution, to set aside out of the surplus of the Corporation such amount or amounts as the Board of Directors from time to time, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for such other purpose as it shall deem to be in the interests of the Corporation.

                                       Notices

             49. (a)Whenever under the provisions of the By-Laws notice is required to be given to any director, officer or shareholder, it shall not be construed to require personal notice, but, except as otherwise specifically provided, such notice may be given in writing, by first class or express mail or by depositing a copy of the same in a post office, letter box or mail chute, maintained by the United States Postal Service or Courier Service for delivery to that person, postage prepaid, addressed to such shareholder, officer or director, at his or her address as the same appears on the books of the Corporation.

                (b) A shareholder, director or officer may waive in writing any notice required to be given to him or her by law or by the By-Laws.

                        Participation in Meetings by Telephone

             50. At any meeting of the Shareholders, Board of Directors or the Executive Committee or any other committee designated by the Board of Directors, one or more directors or shareholders may participate in such meeting in lieu of attendance in person by

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          means  of  the  conference telephone  or  similar  communications equipment by means of which all persons participating in the meeting will be able to hear and speak.

                              Oath of Judges of Election

             51. The judges of election appointed to act at any meeting of the shareholders shall, before entering upon the discharge of their duties, be sworn faithfully to execute the duties of judge at such meeting with strict impartiality and according to the best of their ability.


                                      Amendments

             52. The By-Laws may be altered or amended by the affirmative vote of the holders of a majority of the capital stock represented and entitled to vote at a meeting of the shareholders duly held, provided that the notice of such meeting shall have included notice of such proposed amendment. The By-Laws may also be altered or amended by the affirmative vote of a majority of directors then in office at a meeting of the Board of Directors, the notice of which shall have included notice of the proposed amendment.

             In the event of the adoption, amendment, or repeal of any By-Law by the Board of Directors pursuant to this Section, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the By-Law so adopted, amended or repealed together with a concise statement of the changes made. By the affirmative vote of the holders of a majority of the capital stock represented and entitled to vote at such meeting, the By-Laws may, without further notice, be altered or amended by amending or repealing such action by the Board of Directors.





















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